Exhibit 99.1

FMC Media contact: Nicole Canning

1.215.299.5916

Nicole.Canning@fmc.com

FMC Investor contact: Curt Brooks

1.215.299.6137

curt.brooks@fmc.com

Tessenderlo CFO – Investor Relations:

Miguel de Potter

+32 2 887 09 58

ir@tessenderlo.com

Tessenderlo VP Group Communications & Sustainability - Media:

Bjorn Theijs

Groupcommunication@tessenderlo.com

FMC Corporation Reaches Agreement for $400 Million Minority Equity Investment from Tessenderlo Group

•	Tessenderlo Group's investment reflects its strategy of making cornerstone minority investments in high-quality companies

•	Investment enables FMC to achieve approximately $1 billion debt paydown target

•	FMC concludes strategic options review

•	FMC maintains focus on delivering on its operational and strategic plan

PHILADELPHIA and BRUSSELS, June 30, 2026 - FMC Corporation (NYSE: FMC), a leading global agricultural sciences company, and Tessenderlo Group (XBRU: TESB), a Belgian-based industrial group, today announced that they have entered into a definitive agreement under which Tessenderlo Group will make a strategic minority equity investment in FMC Corporation of approximately $400 million USD at a price of $13.30 per share. Upon completion of the transaction, Tessenderlo Group will own approximately 20.0% of the outstanding shares of FMC common stock.

“Our investment in FMC perfectly aligns with Tessenderlo Group’s strategy to expand our agro platform through strategic cornerstone investments whereby we take a minority position in high-quality companies. FMC offers an attractive opportunity to invest in a business with meaningful long-term potential driven by a new generation of proprietary molecules that are renewing its portfolio and strengthening its competitive position,” said Luc Tack, chief executive officer, Tessenderlo Group.

“This agreement follows a comprehensive and deliberate process, and our Board is confident that entering into this agreement is the best path forward for our company and its shareholders,” said Pierre Brondeau, chairman, chief executive officer and president.

This transaction represents the conclusion of the FMC Board of Directors’ exploration of strategic options, which was announced in February 2026. FMC intends to use the funds to pay down debt, allowing the Company to reach its approximately $1 billion debt paydown target. With this investment, FMC is well positioned to execute on its operational and strategic plan as an independent company, which includes advancing its R&D pipeline and accelerating the commercialization of its innovations.

In addition to the investment by Tessenderlo Group, over the past several months, FMC has taken a number of steps toward its goals of unlocking capital, sharpening its strategic focus and improving financial flexibility, including:

•	Amended its Revolving Credit Facility to achieve significant covenant relief;

•	Raised $1.2 billion in a secured high-yield bond offering;

•	Signed an agreement to sell the Company’s India commercial business for $252 million;

•	Entered into a strategic supply and license agreement with Corteva, Inc., which includes an initial prepayment of $200 million; and

•	Signed a framework agreement for a $114 million sale & leaseback of its Newark, Delaware property.

Brondeau concluded, “We believe the strategic and operational actions taken by FMC over the last several months, combined with our significantly improved leverage and liquidity position, will deliver value to our shareholders, putting FMC on a path to growth as we strongly serve our customers and markets.”

The closing of the transaction is subject to customary conditions, including the receipt of regulatory approvals.

BofA Securities and Goldman Sachs & Co. LLC are serving as financial advisors and Davis Polk & Wardwell LLP is serving as legal counsel to FMC Corporation.

Stibbe BV/SRL and Sullivan & Cromwell LLP are serving as legal advisors to Tessenderlo Group NV.

About FMC

FMC Corporation is a global agricultural sciences company dedicated to helping growers produce food, feed, fiber and fuel for an expanding world population while adapting to a changing environment. FMC's innovative crop protection solutions – including biologicals, crop nutrition, digital and precision agriculture – enable growers and crop advisers to address their toughest challenges economically while protecting the environment. FMC is committed to discovering new herbicide, insecticide and fungicide active ingredients, product formulations and pioneering technologies that are consistently better for the planet. Visit fmc.com to learn more and follow us on LinkedIn®.

About Tessenderlo Group

Tessenderlo Group is an industrial group that focuses on agriculture, valorising bio-residuals, machinery, mechanical engineering, electronics, energy, and providing industrial solutions with a focus on water. With its headquarters in Belgium, the group is active in over 100 countries and it has a global team of approximately 7,000 employees. Its belief that “Every Molecule Counts” is at the heart of the strategy of the group: Tessenderlo Group continually strives to valorise its products and processes to the maximum and to add value to everything it does. In 2025,

Tessenderlo Group recorded a consolidated revenue of 2.8 billion EUR. Tessenderlo Group is listed on Euronext Brussels and is part of the Next 150 and BEL Mid indices. Financial News wires: Bloomberg: TESB BB - Reuters: TESB.BR - Datastream: B:Tes. For more information about Tessenderlo Group, its people, its brands, and its results, please visit www.tessenderlo.com.

FMC Disclaimer

Statement under the Safe Harbor Provisions of the Private Securities Litigation Reform Act of 1995: FMC and its representatives may from time to time make written or oral statements that are "forward-looking" and provide other than historical information, including statements contained in this press release, information regarding the proposed transaction, the ability to negotiate a leaseback agreement, any impact on FMC's research operations, and the expected timing of and proceeds from the proposed transaction.

In some cases, FMC has identified these forward-looking statements by such words or phrases as "outlook", "will likely result," "is confident that," "expect," "expects," "should," "could," "may," "will continue to," "believe," "believes," "anticipates," "predicts," "forecasts," "estimates," "projects," "potential," "intends" or similar expressions identifying "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, including the negative of those words or phrases. Such forward-looking statements are based on our current views and assumptions regarding future events, future business conditions and the outlook for the company based on currently available information. The forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause actual results to be materially different from any results, levels of activity, performance or achievements expressed or implied by any forward-looking statement, including risks relating to the proposed transaction and the risk that the proposed transaction is not successfully completed. These statements are qualified by reference to the risk factors included in Part I, Item 1A of our Annual Report on Form 10-K for the year ended December 31, 2025 (the "2025 Form 10-K"), the section captioned "Forward-Looking Information" in Part II of the 2025 Form 10-K and to similar risk factors and cautionary statements in all other reports and forms filed with the Securities and Exchange Commission ("SEC"). We wish to caution readers not to place undue reliance on any such forward-looking statements, which speak only as of the date made. Forward-looking statements are qualified in their entirety by the above cautionary statement.

We specifically decline to undertake any obligation, and specifically disclaims any duty, to publicly update or revise any forward-looking statements that have been made to reflect events or circumstances after the date of such statements or to reflect the occurrence of anticipated or unanticipated events, except as may be required by law.

Tessenderlo Group Disclaimer

This document may contain forward-looking statements. Such statements reflect the views of management regarding future events at the date of this document. Furthermore, they involve known and unknown risks, uncertainties and other factors that may cause actual results to be different from any results, performance or achievements expressed or implied by such forward-looking statements. Tessenderlo Group provides the information in this press release as at the date of publication and, subject to applicable legislation, does not undertake any obligation to update, clarify or correct any forward-looking statements contained in this press release in light of new information, future events or otherwise. Tessenderlo Group disclaims any liability for statements made or published by third parties (including any employees who are not explicitly mandated by Tessenderlo Group) and, subject to applicable legislation, does not undertake any obligation to correct inaccurate data, information, conclusions or opinions published by third parties in relation to this or any other press release it issues.